                     AMENDMENT NO. 9 TO MASTER DISTRIBUTION
                          AND SHAREHOLDER SERVICES PLAN
                                       OF
                    AMERICAN CENTURY CAPITAL PORTFOLIOS, INC.
                       AMERICAN CENTURY MUTUAL FUNDS, INC.
               AMERICAN CENTURY STRATEGIC ASSET ALLOCATIONS, INC.
                    AMERICAN CENTURY WORLD MUTUAL FUNDS, INC.

                                  Advisor Class

         THIS AMENDMENT NO. 9 TO MASTER DISTRIBUTION AND SHAREHOLDER SERVICES
PLAN is made as of the 30th day of April, 2001, by each of the above named corporations (the "Issuers"). Capitalized terms not otherwise defined herein shall have the meaning ascribed to them in the Master Distribution and
Shareholder Services Plan.

                                    RECITALS

         WHEREAS, the Issuers are parties to a certain Master Distribution and
Shareholder Services Plan dated September 3, 1996, amended June 13, 1997,
September 30, 1997, June 30, 1998, November 13, 1998, February 16, 1999, July
30, 1999, November 19, 1999 and June 1, 2000 (the "Plan"); and

         WHEREAS, American Century World Mutual Funds, Inc., has added a new series, European Growth Fund (the "Fund"), for which the Fund's board has established an Advisor Class of shares; and

         WHEREAS, the parties desire to amend the Plan to adopt the Plan on behalf of the Fund.

         NOW, THEREFORE, in consideration of the mutual promises set forth herein, the parties hereto agree as follows:

         1. American Century World Mutual Funds, Inc. hereby adopts the Plan on behalf of the Fund, in accordance with Rule 12b-1 under the 1940 Act and on the terms and conditions contained in the Plan.

         2. Schedule A to the Plan is hereby amended by deleting the text thereof in its entirety and inserting in lieu therefor the Schedule A attached hereto.

         3. After the date hereof, all references to the Plan shall be deemed to mean the Master Distribution and Shareholder Services Plan, as amended by
Amendment No. 1, Amendment No. 2, Amendment No. 3, Amendment No. 4, Amendment
No. 5, Amendment No. 6, Amendment No. 7, Amendment No. 8 and this Amendment No.
9.

         4. In the event of a conflict between the terms of this Amendment No. 9 and the Plan, it is the intention of the parties that the terms of this
Amendment No. 9 shall control and the Plan shall be interpreted on that basis.
To the extent the provisions of the Plan have not been amended by this Amendment
No. 9, the parties hereby confirm and ratify the Plan.

         5. This Amendment No. 9 may be executed in two or more counterparts, each of which shall be an original and all of which together shall constitute one instrument.

         IN WITNESS WHEREOF, the undersigned have executed this Amendment No. 9 as of the date first above written.

                                    AMERICAN CENTURY CAPITAL PORTFOLIOS, INC.
                                    AMERICAN CENTURY MUTUAL FUNDS, INC.
                                    AMERICAN CENTURY STRATEGIC ASSET
                                        ALLOCATIONS, INC.
                                    AMERICAN CENTURY WORLD MUTUAL FUNDS, INC.

                                    BY:  /*/Charles A. Etherington
                                            Charles A. Etherington
                                            Vice President of each of the Issuers

                                                     SCHEDULE A

                                        Series Offering Advisor Class Shares

Fund                                                                                  Date Plan Adopted
----                                                                                  -----------------
AMERICAN CENTURY CAPITAL PORTFOLIOS, INC.
>>       Equity Income Fund                                                           September 3, 1996
>>       Value Fund                                                                   September 3, 1996
>>       Real Estate Fund                                                             June 13, 1997
>>       Small Cap Value Fund                                                         June 30, 1998
>>       Large Cap Value Fund                                                         July 30, 1999
AMERICAN CENTURY MUTUAL FUNDS, INC.
>>       Balanced Fund                                                                September 3, 1996
>>       Growth Fund                                                                  September 3, 1996
>>       Heritage Fund                                                                September 3, 1996
>>       Intermediate-Term Bond Fund                                                  September 3, 1996
>>       Limited-Term Bond Fund                                                       September 3, 1996
>>       Bond Fund                                                                    September 3, 1996
>>       Select Fund                                                                  September 3, 1996
>>       Ultra Fund                                                                   September 3, 1996
>>       Vista Fund                                                                   September 3, 1996
>>       High-Yield Fund                                                              September 20, 1997
>>       Tax-Managed Value Fund                                                       February 26, 1999
>>       Veedot Fund                                                                  November 19, 1999
>>       Veedot Large-Cap Fund                                                        November 19, 1999
AMERICAN CENTURY STRATEGIC ASSET ALLOCATIONS, INC.
>>       Strategic Allocation: Aggressive Fund                                        September 3, 1996
>>       Strategic Allocation: Conservative Fund                                      September 3, 1996
>>       Strategic Allocation: Moderate Fund                                          September 3, 1996
AMERICAN CENTURY WORLD MUTUAL FUNDS, INC.
>>       International Growth Fund                                                    September 3, 1996
>>       International Discovery Fund                                                 September 3, 1996
>>       Emerging Markets Fund                                                        September 3, 1996
>>       Global Growth Fund                                                           December 1, 1998
>>       Life Sciences Fund                                                           June 1, 2000
>>       Technology Fund                                                              June 1, 2000
>>       European Growth Fund                                                         May 1, 2001